INVESCO STOCK FUNDS, INC.

           INVESCO DYNAMICS FUND--INVESTOR CLASS, CLASS A, B, C, AND K
            INVESCO GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K
       INVESCO GROWTH & INCOME FUND--INVESTOR CLASS, CLASS A, B, C, AND K
     INVESCO SMALL COMPANY GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K
                   INVESCO S&P 500 INDEX FUND--INVESTOR CLASS
         INVESCO VALUE EQUITY FUND--INVESTOR CLASS, CLASS A, B, C, AND K

                         Supplement dated August 1, 2003
    to the Prospectus dated November 30, 2002, as supplemented on December 5,
                     2002, April 11, 2003 and June 30, 2003


Effective August 1, 2003, with regard to the INVESCO Dynamics Fund, the section of the Prospectus entitled "Portfolio Managers" is amended to add:

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.